EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 15, 1998 included or incorporated by reference in Comair Holdings, Inc. and subsidiaries Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.

                                                   ARTHUR ANDERSEN LLP


Cincinnati, Ohio
October 15, 1998